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                                                                EXHIBIT 10.29

                                   EXHIBIT B

                                LEAR CORPORATION
                         LONG-TERM STOCK INCENTIVE PLAN

                  DEFERRAL AND RESTRICTED STOCK UNIT AGREEMENT

     DEFERRAL AND RESTRICTED STOCK UNIT AGREEMENT (the "Agreement") dated as of , 1997 (the "Effective Date"), between Lear Corporation
("Company") and the individual whose name appears on the signature page hereof (the "Participant"), who is a key employee of the Company or an Affiliate. Any term capitalized herein but not defined shall have the meaning set forth in the Lear Corporation Long-Term Stock Incentive Plan (the "Plan").


            1.   Deferral Election.

            a. In accordance with the terms of the Plan, the Participant hereby elects to defer:

            i. ____% (enter any percentage less than or equal to 100%), but not to exceed $_________, of the bonus payable to the Participant under the Company's Senior Executive Incentive Compensation Plan or Management Incentive Compensation Plan paid in the first quarter of 1998; and

            ii. ____% (enter any percentage less than or equal to 90%), but not to exceed $_________, of the base salary payable to the Participant for the pay periods ending after December 31, 1997 and before January 1, 1999.

For purposes of this Agreement, "base salary" shall mean a Participant's annual base salary rate on January 1, 1998 from the Company or an Affiliate, including any elective contributions of the Participant that are not includable in his gross income under Code Sections 125 or 401(k), but before taking into account any deferral under this Agreement.

            2. Restricted Stock Units. In consideration for the Participant's deferral of the bonus under Section 1(a)(i), the Participant shall be credited as of April 1, 1998 with a number of Restricted Stock Units ("Bonus Restricted Stock Units") under the Plan equal to the amount deferred under Section 1(a)(i) increased by twenty-five percent of such amount divided by the Fair Market Value of a share of the Company's common stock, par value $.01 per share ("Common Stock"), on the date in 1998 that the incentive bonus checks are issued (the "Bonus Date"). In consideration of the Participant's deferral of base salary under Section 1(a)(ii), the Participant shall be credited as of April 1, 1998 with a number of Restricted Stock Units ("Salary Restricted Stock Units") under the Plan equal to the amount deferred under Section 1(a)(ii) increased by twenty-five percent of such amount divided by the Fair Market Value of a share of Common Stock on the Bonus Date. Bonus Restricted Stock Units and Salary Restricted Stock Units shall collectively be referred to as Restricted Stock Units.


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     3. Restriction Period.  The Restriction Period under this Agreement shall be the three year period commencing on April 1, 1998 and ending on March 31, 2001.

     4. Dividend Equivalents. If the Company declares a cash dividend on its Common Stock, the Participant shall be credited with dividend equivalents under this Agreement equal to the amount of the cash dividend per share multiplied by the Restricted Stock Units credited to the Participant under Section 2 through the record date for such dividend. Such dividend equivalents shall accrue as a contingent cash obligation to the Participant as of the payment date for the dividend and be credited to a notional account established for the Participant ("Dividend Equivalent Account"). Interest shall be credited to a Participant's Dividend Equivalent Account until payment of such account to the Participant. The rate of such interest shall be the prime rate of interest as reported by the Midwest edition of the Wall Street Journal for the second business day of each quarter plus one percent.

     5. Timing and Form of Payout. Except as hereinafter provided in this Section or Sections 6, 7 or 8, after the end of the Restriction Period, the Participant shall be entitled to receive a number of shares of Common Stock equal to the number of Restricted Stock Units credited to the Participant under
Section 2 and a cash payment equal to the amount of credited to the Participant's Dividend Equivalents Account under Section 4. Delivery of such shares of Common Stock shall be made as soon as administratively feasible after the end of the Restriction Period or such later date as may have been elected by the Participant. Delivery of the cash payment of any amount credited to the Participant's Dividend Equivalent Account shall be made as soon as administratively feasible after the end of the Restriction Period. Notwithstanding anything herein to the contrary, the Committee may defer delivery of any shares of Common Stock or any cash payment to the Participant under this Section if the delivery of such shares of Common Stock or such cash payment would constitute compensation to the Participant that is not deductible by the Company or an Affiliate due to the application of Code Section 162(m); provided, that any such shares of Common Stock or any such cash payment deferred under this sentence shall in any event be delivered to the Participant on or before the January 15 of the first year in which the Participant is no longer a "covered employee" of the Company (within the meaning of Code Section 162(m)) following the end of the Restriction Period or, if later, the date elected by the Participant.

     6. Termination of Employment Due to Death, Retirement or Disability.

     (a) BEFORE APRIL 1, 1998. If the Participant ceases to be an employee prior to April 1, 1998 by reason of death, Retirement or Disability, the Participant (or in the case of the Participant's death, the Participant's beneficiary) shall be entitled to receive a number of shares of Common Stock equal to the sum of:

            i. the quotient of (I) the amount of base salary deferred under Section 1(a)(ii) increased by twenty-five percent of such amount multiplied by a fraction, the numerator of which is the number of full pay periods in the period beginning on January 1, 1998 and ending on the date the Participant ceases to be an


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                 employee and the denominator of which is twenty-four,
                 divided by (II) the Fair Market Value of a share of Common Stock on the Bonus Date; and

            ii. the quotient of (i) the amount of bonus deferred under Section 1(a)(i) increased by twenty-five percent of such amount divided by (II) the Fair Market Value of a share of Common Stock on the Bonus Date.

Such shares of Common Stock shall be distributed as soon as administratively feasible after March 31, 1998.

     (b) AFTER MARCH 31, 1998 BUT BEFORE JANUARY 1, 1999. If the Participant ceases to be an employee after March 31, 1998 but prior to January 1, 1999 by reason of death, Retirement or Disability, the Participant (or in the case of the Participant's death, the Participant's beneficiary) shall be entitled to receive a cash payment equal to the Participant's Dividend Equivalents Account under Section 4 and a number of shares of Common Stock equal to the sum of:

            i. the number of Salary Restricted Stock Units credited to the Participant under Section 2 multiplied by a fraction, the numerator of which is the number of full pay periods in the period beginning on January 1, 1998 and ending on the date the Participant ceases to be an employee and the denominator of which is twenty-four; and

            ii. the number of Bonus Restricted Stock Units credited to the Participant under Section 2.

     (c) AFTER DECEMBER 31, 1998. If the Participant ceases to be an employee after December 31, 1998 but prior to the end of the Restriction Period by reason of death, Retirement or Disability, the Participant (or in the case of the Participant's death, the Participant's beneficiary) shall be entitled to receive a number of shares of Common Stock equal to the number of Restricted Stock Units credited to the Participant under Section 2 and a cash payment equal to the Participant's Dividend Equivalent Account under Section 4.

     (d) BENEFICIARY.   Any distribution made with respect to a Participant who
has died shall be paid to the beneficiary designated by the Participant pursuant to Article 11 of the Plan to receive the Participant's shares of Common Stock and any cash payment under this Award. If the Participant's beneficiary predeceases the Participant or no beneficiary has been designated, distribution of the Participant's shares of Common Stock and any cash payment shall be made to the Participant's surviving spouse and if none, to the Participant's estate.

     7. Involuntary Termination Other Than For Cause.

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            (a) BEFORE APRIL 1, 1998.  A Participant whose employment
involuntarily terminates other than for Cause or any reason described in
Section 6 prior to April 1, 1998 shall be entitled to receive a number of shares of Common Stock equal to the sum of :
            i.   the lesser of:

                  A.   the quotient of (I) the total amount
                       of base salary deferred under Section 1(a)(ii) multiplied by a fraction, the numerator of which is the number of full pay periods in the period beginning on January 1, 1998 and ending on the date the Participant ceases to be an employee and the denominator of which is twenty-four divided by (II) the Fair Market Value of a share of Common Stock on the date the Participant ceases to be an employee, or

                  B.   the quotient of (I)  the total amount
                       of base salary deferred under Section 1(a)(ii) multiplied by a fraction, the numerator of which is the number of full pay periods in the period beginning on January 1, 1998 and ending on the date the Participant ceases to be an employee and the denominator of which is twenty-four divided by (II) the Fair Market Value of a share of Common Stock on the Bonus Date; and

            ii.  the lesser of:

                  A.   the quotient of (I) the total amount
                       of bonus deferred under Section 1(a)(i) divided by (II) the Fair Market Value of a share of Common Stock on the date the Participant ceases to be an employee, or

                  B.   the quotient of (I) the total amount
                       of bonus deferred under Section 1(a)(i) increased by twenty-five percent divided by (II) the Fair Market Value of a share of Common Stock on the Bonus Date.

Such shares of Common Stock shall be distributed as soon as administratively feasible after March 31, 1998.

            (b) AFTER MARCH 31, 1998 BUT BEFORE JANUARY 1, 1999. A Participant whose employment involuntarily terminates other than for Cause or for any reason described in Section 6 after March 31, 1998 but prior to January 1, 1999 shall be entitled to receive a number of shares of Common Stock equal to the sum of i, ii, iii and iv as defined below.

            i. the number of Salary Restricted Stock Units credited to the Participant under Section 2 multiplied by a fraction, the numerator of which is the number of full pay periods in the period beginning on January 1, 1998 and ending on the date the Participant ceases to be an employee and the denominator of which

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                 is twenty-four, multiplied by a fraction, the numerator
                 of which is the number of full calendar months in the period beginning on April 1, 1998 and ending on the date the Participant ceases to be an employee and the denominator of which is thirty-six; and

            ii. the number of Bonus Restricted Stock Units credited to the Participant under Section 2 multiplied by a fraction, the numerator of which is the number of full calendar months in the period beginning on April 1, 1998 and ending on the date the Participant ceases to be an employee and the denominator of which is thirty-six; and

            iii. the lesser of:

                  A.   the quotient of (I) the total amount
                       of base salary deferred under Section 1(a)(ii) multiplied by a fraction, the numerator of which is the number of full pay periods in the period beginning on January 1, 1998 and ending on the date the Participant ceases to be an employee and the denominator of which is twenty-four, multiplied by a fraction, the numerator of which is the number of full calendar months remaining in the Restriction Period and the denominator of which is thirty-six, divided by (II) the Fair Market Value of a share of Common Stock on the date the Participant ceases to be an employee, or

                  B.   the number of Salary Restricted Units
                       determined under Section 2 multiplied by a fraction, the numerator of which is the number of full pay periods in the period beginning on January 1, 1998 and ending on the date the Participant ceases to be an employee and the denominator of which is twenty-four, multiplied by a fraction, the numerator of which is the number of full calendar months remaining in the Restriction Period and the denominator of which is thirty-six; and

            iv.  the lesser of:

                  A.   the quotient of (I) the total amount
                       of bonus deferred under Section 1(a)(i) multiplied by a fraction, the numerator of which is the number of full calendar months remaining in the Restriction Period and the denominator of which is thirty-six, divided by (II) the Fair Market Value of a share of Common Stock on the date the Participant ceases to be an employee, or

                  B.   the number of Bonus Restricted Stock
                       Units determined under Section 2 multiplied by a fraction, the numerator of which is the


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                        number of full calendar months remaining in the
                        Restriction Period and the denominator of which is thirty-six.

            (c) AFTER DECEMBER 31, 1998. A Participant whose employment involuntarily terminates, other than for Cause or for any reason described in
Section 6, after December 31, 1998 but prior to the end of the Restriction Period shall be entitled to receive a number of shares of Common Stock equal to the sum of:

            i. the number of the Restricted Stock Units credited to the Participant under Section 2 multiplied by a fraction, the numerator of which is the number of full calendar months in the period beginning on April 1, 1998 and ending on the date the Participant ceases to be an employee and the denominator of which is thirty-six, and

            ii.  the lesser of:

                  A.   the quotient of (I) the total amount
                       deferred under Section 1 multiplied by a fraction, the numerator of which is the number of full calendar months remaining in the Restriction Period and the denominator of which is thirty-six, divided by (II) the Fair Market Value of a share of Common Stock on the date the Participant ceases to be an employee, or

                  B.   the number of his Restricted Stock
                       Units determined under Section 2 multiplied by a fraction, the numerator of which is the number of full calendar months remaining in the Restriction Period and the denominator of which is thirty-six.

            8. Termination of Employment for Any Other Reason.

            (a) BEFORE APRIL 1, 1998. A Participant who terminates employment for any reason other than those described in Sections 6 and 7 prior to April 1, 1998 shall be entitled to receive a number of shares of Common Stock equal to the sum of:

            i. the quotient of (I) the total amount of base salary deferred under Section 1(a)(ii) multiplied by a fraction, the numerator of which is the number of full pay periods in the period beginning on January 1, 1998 and ending on the date the Participant ceases to be an employee and the denominator of which is twenty-four, divided by (II) the Fair Market Value of a share of Common Stock on Bonus Date; and



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            ii.  the quotient of (I) the total amount of bonus
                 deferred under Section 1(a)(i) divided by (II) the Fair Market Value of a share of Common Stock on the Bonus Date.

Such shares of Common Stock shall be distributed as soon as administratively feasible after March 31, 1998.

            (b) AFTER MARCH 31, 1998 BUT BEFORE JANUARY 1, 1999.  A
Participant who terminates employment for any reason other than those described in Sections 6 and 7 after March 31, 1998 but prior to January 1, 1999 shall be entitled to receive a number of shares of Common Stock equal to the sum of:

            i.   the lesser of:

                  A.   the quotient of (I) the total amount
                       of base salary deferred under Section 1(a)(ii) multiplied by a fraction, the numerator of which is the number of full pay periods in the period from January 1, 1998 to the date the Participant ceases to be an employee and the denominator of which is twenty-four, divided by (II) the Fair Market Value of a share of Common Stock on the date the Participant ceases to be an employee, or

                  B.   the number of Salary Restricted Stock
                       Units credited to the Participant multiplied by a fraction, the numerator of which is the number of full pay periods in the period from January 1, 1998 to the date the Participant ceases to be an employee and the denominator of which is twenty-four; and

            ii.  the lesser of:

                  A.   the total amount of bonus deferred
                       under Section 1(a)(i) divided by the Fair Market Value of a share of Common Stock on the date the Participant ceases to be an employee, or

                  B.   the number of Bonus Restricted Stock
                       Units credited to the Participant under Section 2.

            (c) AFTER DECEMBER 31, 1998.   A Participant who terminates
employment for any reason other than those described in Sections 6 and 7 after December 31, 1998 but prior to the end of the Restriction Period shall be entitled to receive a number of shares of Common Stock equal to the lesser of: (a) the total amount deferred under Section 1 divided by the Fair Market Value of a share of Common Stock on the date the Participant ceases to be an employee, or (b) the number of Restricted Stock Units credited to the Participant under Section 2.



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     9. Election to Defer Beyond Restriction Period.  Pursuant to rules established by the Committee, the Participant may defer delivery of shares of Common Stock under this Agreement to a date after the Restriction Period expires by making a timely election. In no event, however, may the Participant defer delivery of shares of Common Stock under this Agreement beyond the date the Participant terminates employment.

     10. Assignment and Transfers. The rights and interests of the Participant under this Award may not be assigned, encumbered or transferred except, in the event of the death of the Participant, by will or the laws of descent and distribution.

     11. Withholding Tax. The Company and any Affiliate shall have the right to retain shares of Common Stock that are distributable to the Participant hereunder to the extent necessary to satisfy any withholding taxes, whether federal or state, triggered by the distribution of shares of Common Stock under this Award.

     12. No Limitation on Rights of the Company. The grant of this Award shall not in any way affect the right or power of the Company to make adjustments, reclassification, or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

     13. Plan and Agreement Not a Contract of Employment. Neither the Plan nor this Agreement is a contract of employment, and no terms of employment of the Participant shall be affected in any way by the Plan, this Agreement or related instruments except as specifically provided therein. Neither the establishment of the Plan nor this Agreement shall be construed as conferring any legal rights upon the Participant for a continuation of employment, nor shall it interfere with the right of the Company or any Affiliate to discharge the Participant and to treat him or her without regard to the effect that such treatment might have upon him or her as a Participant.

     14. Participant to Not Have Rights as a Stockholder. The Participant shall not have rights as a stockholder with respect to any shares of Common Stock subject to this Award prior to the date on which he or she is recorded as the holder of such shares of Common Stock on the records of the Company.

     15. Notice. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or, if mailed, three days after the date of deposit in the United States mail, in the case of the Company to 21557 Telegraph Road, P. O. Box 5008, Southfield, Michigan, 48086-5008,
Attention: Joseph F. McCarthy and, in the case of the Participant, to its address set forth on the signature page hereto or, in each case, to such other address as may be designated in a notice given in accordance with this Section.




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     16. Governing Law.  This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, determined without regard to its conflict of law rules.

     17. Plan Document Controls. The rights herein granted are in all respects subject to the provisions set forth in the Plan to the same extent and with the same effect as if set forth fully herein. In the event that the terms of this Agreement conflict with the terms of the Plan document, the Plan document shall control.


                            [signature page follows]


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     IN WITNESS WHEREOF, the Company and the Participant have duly executed this Agreement as of the date first written above.

                                    LEAR CORPORATION


                                    By: _________________________________
                                    Its: ________________________________


                                     ____________________________________
                                          [Participant's Signature]

                                    Participant's Name and Address for notices hereunder:

                                    ____________________________________

                                    ____________________________________

                                    ____________________________________








DOCUMENT NUMBER: DOC1.W




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